VANGUARD(R)
NEW YORK TAX-EXEMPT
FUNDS

ANNUAL REPORT
NOVEMBER 30, 1999

VANGUARD NEW YORK
TAX-EXEMPT MONEY
MARKET FUND

VANGUARD NEW YORK
INSURED LONG-TERM
TAX-EXEMPT FUND

[PHOTO OF JOHN C. BOGLE]

DEAR SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."
   Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.
   While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?
   While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:
   But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.
         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB

--------------------------------------------------------------------------------
CONTENTS
Report From The Chairman .................1
The Markets In Perspective ...............6
Report From The Adviser ..................8
Performance Summaries ...................10
Fund Profiles ...........................12
Financial Statements ....................15
Report Of Independent Accountants........30
--------------------------------------------------------------------------------

[PHOTO OF JOHN J. BRENNAN]

REPORT FROM THE CHAIRMAN

Concerns about higher inflation took hold of the bond market during the early months of Vanguard New York Tax-Exempt Funds' 1999 fiscal year and never loosened their grip. The resulting decline in prices made the 12 months ended November 30 a difficult period for fixed-income investors. Our Insured Long-Term Tax-Exempt Fund registered a total return of -2.3%, which was a hair better than that of its average peer, but behind that of its unmanaged benchmark index. Our Tax-Exempt Money Market Fund earned a total return of 3.0%, a bit better than the 2.6% return of the average New York tax-exempt money market fund.

--------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                       FISCAL YEAR ENDED
                                                       NOVEMBER 30, 1999
--------------------------------------------------------------------------------
VANGUARD NEW YORK TAX-EXEMPT
    MONEY MARKET FUND                                         3.0%
    (SEC 7-Day Annualized Yield: 3.49%)
Average New York Tax-Exempt
    Money Market Fund*                                        2.6
--------------------------------------------------------------------------------
VANGUARD NEW YORK INSURED LONG-TERM
    TAX-EXEMPT FUND                                          -2.3%
Average New York Insured
    Municipal Debt Fund*                                     -2.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The table at right presents each fund's 12-month return along with those of our average mutual fund competitors. The total return (capital change plus reinvested dividends) of our Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $11.30 per share on November 30, 1998, to $10.42 per share on November 30, 1999, and is adjusted for dividends totaling $0.547 per share paid from net investment income and a distribution of $0.091 per share paid from net realized capital gains. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Tax-Exempt Fund's yield was 5.22%, up from 4.41% a year earlier; the Money Market Fund's yield was 3.49%, up from 2.97%.
     For New York residents, income earned by our funds is exempt from federal and New York state income taxes, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW

The 12 months ended November 30 featured plenty of positive economic news, as well as a good deal of apprehension over how long the good times can last without touching off higher inflation. The U.S. economy expanded at an inflation-adjusted rate of 4.3% from the third quarter of 1998 to the third quarter of 1999, the nation's unemployment rate hovered near record-low levels, and inflation barely stirred.
     However, the nagging concern that inflation would soon accelerate resulted in a steady rise in interest rates during the fiscal year. The rate increase merely restrained the stock market, which managed an impressive advance, but dealt a heavy blow to bond prices, which suffered their worst year since 1994. The Federal Reserve Board went along with the uptrend in interest rates, hiking its target for short-term interest rates by

25 basis points on three separate occasions in an attempt to head off inflation it believes could result from strong growth and tight labor markets.
     Technology companies propelled the U.S. stock market higher, and the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 20.9%--the index's fifth straight year of returns higher than 20%. The broad market, as represented by the Wilshire 5000 Total Market Index, advanced an even higher 22.4%, but a large portion of the gain was concentrated in a relatively small number of stocks. Many value-oriented stocks were left far behind.
     The yield of the 30-year U.S. Treasury bond ended the fiscal year at 6.29%, up 123 basis points (1.23 percentage points) from its starting point of 5.06% on November 30, 1998. The yield of 3-month U.S. Treasury bills climbed to 5.30% on balance, from 4.48%. Yields of high-quality, long-term municipal bonds climbed nearly a full percentage point, from 4.89% when the period began to 5.87% on November 30, 1999. Yields of top-grade (MIG-1) 3-month notes, which react more quickly to changes in short-term interest rates, rose from 2.95% to 3.80%.
     The Lehman Brothers 10 Year Municipal Bond Index, a good measure of the long-term municipal market, recorded a return of -0.4% during our fiscal year. Long-term bonds suffer more when interest rates are rising, just as they benefit more from a decline in interest rates.
     Municipal bonds performed well early in the 1999 fiscal year as new issuance dropped off from 1998's near-record levels and yields remained high relative to Treasuries. But their relative performance faltered later in the period because many investors were attracted to corporate bonds.
     At the end of the fiscal year, the spread between yields of long-term Treasuries and long-term munis stood at just 42 basis points (0.42 percentage point). This is an extremely narrow gap, given that the income from Treasuries is subject to federal income taxes (but not state taxes), while income from a state-specific municipal bond fund is fully exempt from federal and state taxes. On November 30, the yield of a top-quality, long-term municipal bond was equal to about 93% of the yield of the 30-year U.S. Treasury bond. Historically, the ratio has been about 84%.

FISCAL 1999 PERFORMANCE OVERVIEW

The -2.3% return of the Vanguard New York Insured Long-Term Tax-Exempt Fund was slightly ahead of the -2.4% return of the average New York municipal bond fund, which has lower average credit quality than our fund but a slightly longer average maturity. Our return, however, was 1.2 percentage points behind that of the unmanaged Lehman Municipal Bond Index. Though our fund earned an income return of 4.7%, a price decline of -7.0% engendered by the rise in interest rates pulled our total return into negative territory for the year. (The Performance Summary on page 11 presents a breakdown of the fund's returns into their income and capital components dating to the fund's inception.) The Lehman index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear. The index also has a slightly lower average maturity than your fund, making it slightly less sensitive to interest rate changes--an advantage during fiscal 1999.
     The Tax-Exempt Money Market Fund provided a total return of 3.0%, outpacing the 2.6% return of its average peer.

     Though the rise in interest rates during the past 12 months was to blame for the poor bond returns, a slide in rates just one year ago provided a boost to bond prices and returns. The simple lesson is that interest rates rise and fall, sometimes gradually and sometimes sharply. All bond investors should know that over long periods, the ups and downs in interest rates tend to offset each other, leaving a bond fund's interest income as the chief source of return. And considering that interest paid on munis today is considerably higher than a year ago, it would seem that tax-exempt securities have become more attractive. At a yield of about 5.2% compounded annually, money doubles in about 14 years, or more than two years sooner than at 4.4%.

THE MUNICIPAL BOND TAX ADVANTAGE

For New York residents, the income earned by our funds is exempt from federal, state, and, in most cases, local income taxes. At current yields, investors in long-term municipal bonds who are taxed at the highest marginal tax rate (39.6%) can earn an astounding 55% more after-tax income than they could in comparable long-term U.S. Treasury bonds. Short-term municipal securities also offer an advantage over taxable investments with similar maturities. On November 30, the yield of MIG-1 notes was almost 20% higher than the after-tax yield of 90-day U.S. Treasury bills. For New York taxpayers subject to the highest tax rates, a yield of 5.9% on a tax-exempt long-term bond is the equivalent of a 9.8% taxable yield. For a tax-exempt short-term yield of 3.8%, the taxable equivalent is 6.3%.
     These remarkable advantages are illustrated in the table below, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 1999, assuming a $100,000 investment.

--------------------------------------------------------------------------------
                                              ILLUSTRATION OF INCOME FROM
                                          A HYPOTHETICAL $100,000 INVESTMENT
                                       -----------------------------------------
                                             SHORT-TERM        LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income                          $5,300            $6,300
Less taxes (39.6%)                            (2,100)           (2,500)
Net after-tax income                           3,200             3,800
--------------------------------------------------------------------------------
Tax-exempt income                             $3,800            $5,900
--------------------------------------------------------------------------------
Tax-exempt income advantage                  $   600            $2,100
--------------------------------------------------------------------------------
Percentage advantage                              19%              55%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 1999) of 6.3% for long-term U.S. Treasury bonds, 5.3% for U.S. Treasury bills, 5.9% for long-term municipals, and 3.8% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     There is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack the diversification that comes from spreading investments among various states, which may be subject to different economic conditions and different risks. Private insurance on the bonds in our Long-Term Tax-Exempt Fund, however, helps to reduce these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

     This insurance, however, is not generally available for short-term securities. As a result, our investment adviser, Vanguard's Fixed Income Group, is responsible for preserving the principal value of the Tax-Exempt Money Market Fund. Money market mutual funds are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

An annual review of any mutual fund should be accompanied by an examination of the fund's longer-term record. The table below compares the performance of Vanguard New York Insured Long-Term Tax-Exempt Fund over the past decade with that of its average peer mutual fund, along with the current value of hypothetical $10,000 investments made ten years ago. It also presents the return of our Tax-Exempt Money Market Fund since its inception on September 3, 1997. As you can see, our Long-Term Tax-Exempt Fund has established a fine record versus its competitors. Our advantage over this period has amounted, in the case of the Insured Long-Term Fund, to $1,106, or about 11% of the original investment.

--------------------------------------------------------------------------------
                                             TOTAL RETURNS
                                   TEN YEARS ENDED NOVEMBER 30, 1999*
                                ------------------------------------------------
                                                        FINAL VALUE OF
                                    AVERAGE                A $10,000
                                 ANNUAL RETURN        INITIAL INVESTMENT**
--------------------------------------------------------------------------------
                                    AVERAGE                AVERAGE
NEW YORK            VANGUARD       COMPETING    VANGUARD  COMPETING    VANGUARD
TAX-EXEMPT FUND       FUND           FUND         FUND      FUND      ADVANTAGE
--------------------------------------------------------------------------------
Money Market          3.2%           2.8%       $10,728    $10,646    $   82
Insured Long-Term     6.9            6.3         19,446     18,340     1,106
--------------------------------------------------------------------------------
* For the Money Market Fund, annualized return since inception on September 3, 1997; for the Insured Long-Term Fund, annualized ten-year return.
**   Assuming   reinvestment   of  all  income   dividends   and  capital  gains
     distributions.

     A large part of our performance edge versus competitors over nearly a decade can be explained by the same factor that explained our outperformance during the 1999 fiscal year: cost. Our funds have expense ratios (annual expenses as a percentage of average net assets) of 0.20% for the Insured Long-Term Tax-Exempt Fund and 0.17% for the Tax-Exempt Money Market Fund--far below the 1.16% charged by the average long-term New York tax-exempt fund and the 0.61% charged by the average New York tax-exempt money market fund. Because fund operating costs are deducted directly from the income earned by a bond fund, our funds have a significant edge in their quest to provide returns that are superior to those of similar funds. The combination of our cost advantage and skillful management by Vanguard's Fixed Income Group has benefited our shareholders over the past decade, and we expect it to continue to do so in the future.

IN SUMMARY

During a period when the stock market seems invulnerable, it's easy to overlook the merits of bonds. However, bond funds must not be judged by how well their returns stack up against those of stock funds in a particular period, but by what they can add to a balanced investment program, namely, current income and relative stability. Vanguard New York Tax-Exempt Funds can provide a high level of after-tax income, particularly for those in high income tax brackets, and especially compared to the income available from the stock market, whose average dividend yield is less than 1.5%. And because the performance of bonds often differs from that of equities, a commitment to bonds is a useful diversifier that can help smooth the sometimes-volatile returns of stocks.

     We advise investors to hold balanced portfolios of stock funds, bond funds, and short-term reserves in proportions suitable to their own investment goals, time horizon, and tolerance for risk. Once you have such a plan in place, we advise you to stick with it through good times and bad.



/S/ John J. Brennan
John J. Brennan
Chairman and Chief Executive Officer

December 18, 1999




================================================================================
A Note of Thanks to Our Founder
================================================================================
As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1999

     Strong economic expansion sent global stock markets charging higher but dealt a blow to bond prices during the fiscal year ended November 30, 1999. The powerhouse U.S. economy led the global growth parade, joined by Asian, European, and Latin American economies that had slumped or stagnated in 1998.
     Interest rates rose sharply as investors and monetary policymakers grew increasingly worried that such strong economic growth would cause inflation to surge. Although the rise in rates caused bond prices to fall, it only tempered the stock market's advance.

U.S. STOCK MARKETS

Against the backdrop of a booming economy, U.S. companies reported solid increases in earnings during the fiscal year. The nation's economic output increased at an inflation-adjusted rate of 4.3%--a very rapid pace for such a large, mature economy. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent freely, encouraged by rising wealth from a long bull market, a hot job market, and climbing incomes.
--------------------------------------------------------------------------------
                                             AVERAGE ANNUAL RETURNS
                                        PERIODS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                                         1 YEAR     3 YEARS     5 YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index                             20.9%      24.3%       27.5%
Russell 2000 Index                        15.7       10.1        14.8
Wilshire 5000 Index                       22.4       22.6        25.6
MSCI EAFE Index                           21.4       12.3        11.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                0.0%       5.6%        8.0%
Lehman 10 Year Municipal Bond Index       -0.4        4.8         7.6
Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index               4.7        5.0         5.2
--------------------------------------------------------------------------------
OTHER
Consumer Price Index                       2.6%       2.0%        2.4%
--------------------------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Index, gained 22.4% overall. For a change, mid-capitalization and small-cap stocks outpaced their large-cap brethren. The large-cap S&P 500 Index, which accounts for more than 75% of the U.S. stock market's total value, gained 20.9% during the year; the rest of the market (as measured by the Wilshire 4500 Index) gained 29.0%.
     Increasingly optimistic expectations for future corporate earnings more than offset the negative effects of rising interest rates during fiscal 1999. Higher rates often hurt stock prices because many investors use current rates to discount the value of a stock's projected earnings and dividends. The higher the interest rate, the more future earnings are discounted, and the less investors will pay for the stock now.
     Because of a remarkable surge in prices for technology stocks, growth stocks again outperformed value stocks during the past year. Within the S&P 500 Index, growth stocks--characterized by high prices in relation to earnings, book value, and dividends--recorded a 28.5% return, 16 percentage points above the 12.5% return for value stocks. The disparity was even greater in the small-cap segment of the market; growth stocks within the small-cap Russell 2000 Index gained 32.7%, while value stocks posted a -1.4% return.
     Technology stocks within the S&P 500 Index gained 66%. QUALCOMM posted an eye-popping 1,200% return, and a number of computer-related stocks doubled or tripled in price, including Sun Microsystems (+257%), Apple Computer (+206%), Oracle (+197%), Gateway (+172%), Texas Instruments (+152%), and Cisco Systems (+136%).

     Big gains for wireless telecommunications and cable-TV stocks powered the utilities category to an overall gain of nearly 28%. The producer-durables group, which includes some technology-related manufacturers as well as aircraft and equipment makers, gained 27%. Oil exploration and service firms in the "other energy" category posted a 26% return, assisted by a jump in prices for oil and natural gas.
     The year's worst-performing sector was consumer staples (down nearly -12%). This group suffered as severe price competition and a stronger dollar in Europe crimped profits for many food and beverage makers, and the specter of litigation costs caused tobacco stocks to slump. The auto & transportation group declined -2% overall, with airline stocks hurt by rising prices for jet fuel.

U.S. BOND MARKETS

Stock investors may cheer a fast-growing economy, but rapid growth tends to worry bond investors. Early in the fiscal year, inflation seemed dormant--plunging oil prices had taken commodity price indexes to the lowest point in a quarter-century. But as the world economy began hitting on all cylinders, the bond market feared that a minuscule U.S. unemployment rate, rising commodity prices, and capacity constraints would cause inflation to accelerate. Although oil prices were up nearly 150% during the fiscal year, the overall price level, as measured by the Consumer Price Index, increased by a moderate 2.6%.
     The Federal Reserve Board, anticipating price pressures, abandoned its bias toward easier monetary policy, and by mid-year was boosting interest rates to try to throttle back the economic engines. The bond market was ahead of the Fed--interest rates began rising sharply in February. By fiscal year-end, the yield of 30-year U.S. Treasury bonds had risen 1.23 percentage points (123 basis points) to 6.29%. The 10-year Treasury note's yield rose 148 basis points, from 4.71% to 6.19%. The rise in short-term rates was more restrained; 3-month Treasury bill yields were up 82 basis points to 5.30% at fiscal year-end.
     Bond prices fall when interest rates rise, and long-term bond prices are most sensitive to changing rates. Long-term Treasury bond prices fell by more than -13%, resulting in total returns of -8%. The Lehman Aggregate Bond Index, a measure of the overall taxable bond market, which has an intermediate-term structure on average, broke even on the year, as interest income of 6.2% was offset by price declines. The damage to municipal bond prices was not as severe as for Treasuries, and the intermediate-term Lehman 7 Year Municipal Bond Index recorded a price decline of -3.7% and a total return of 0.5%.

INTERNATIONAL STOCK MARKETS

International markets had a strong year, with European stocks gaining 21.9% in local-currency terms and Pacific-region stocks advancing 30.2%. However, currency effects significantly altered the returns to U.S.-based investors. The U.S. dollar rose in value against most European currencies but fell sharply against the Japanese yen. As a result, returns from Europe plunged to 9.8% in dollar terms while returns from the Pacific soared to 51.0%.
     Overall, U.S. investors earned 21.4% in the major developed international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from renewed optimism that economic growth would continue to accelerate. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest stock gains.
     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 37.1% in U.S.-dollar terms, as investors regained an appetite for the considerable risks of smaller markets.

REPORT FROM THE ADVISER

Interest rates rose during the 12 months ended November 30, 1999, the fiscal year for the Vanguard New York Tax-Exempt Funds. The rise was principally due to investors' fears about the impact of the strong economy and the low unemployment rate on inflation. In the past, these factors have caused inflation to increase, and many investors expect that history will repeat itself at some point. So far, employment costs and consumer price indexes have not risen substantially, but each number is being closely watched for any upsurge. A desire to head off inflation and concerns about the booming stock market led the Federal Reserve Board to increase interest rates three times during the fiscal year, raising the federal funds rate by a total of 0.75 percentage point.
     As you might expect, yields of insured long-term municipal bonds rose along with yields on U.S. Treasury bonds during fiscal 1999. During the first half of the year, long-term insured municipals performed better than Treasury securities; municipal yields increased by less than half as much as those for long-term Treasuries. But the relative performance flip-flopped during the second half, when yields on long-term municipals increased almost 11/2 times as much as those on long Treasuries. Over the full fiscal year, the yield on the benchmark 30-year U.S. Treasury bond rose by 1.23 percentage points (from 5.06% to 6.29%), while the yield of a similar AAA-rated municipal bond rose by about 1 percentage point (from 4.89% to 5.87%).
     Two factors account for the first-half outperformance of insured municipal bonds and for their later underperformance. First, as the fiscal year began in December 1998, insured municipal bonds were especially attractive to investors, because the AAA-rated insured municipal's tax-exempt yield of about 4.9% was equal to 97% of the yield of a 30-year Treasury. For an investor in the top marginal tax bracket of 39.6%, that 4.9% yield was equivalent to an 8.1% yield on a taxable bond. By May 31, the middle of our fiscal year, the long-term insured municipal's yield was about 89% as high as the 30-year Treasury's yield, making insured municipal bonds somewhat less alluring. The second factor was that in the second half of the fiscal year, corporate bond yields had become quite attractive, providing stiff competition for the bond investor's dollar. During this period the corporate bond market encountered the same type of supply imbalance that the municipal market had seen in fiscal 1998, as corporations rushed bond issues to market to complete their financing before the end of the century. The result was attractively high yields on corporate debt, which enticed some large institutional buyers away from the municipal market. At year-end, yields on long-term insured municipal bonds had risen in relation to those on Treasuries, and 30-year munis offered yields equal to 94% of yields on 30-year Treasuries.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New York income taxes by investing in insured and high-quality uninsured securities issued by New York state, county, and municipal governments.
--------------------------------------------------------------------------------

     The municipal market was aided by the fact that the supply of new issues was lower during 1999 than in 1998. Through November, issuance of municipal securities in 1999 amounted to $207 billion, down more than 20% from the same period in 1998. The main reason for the decline was a 53% decrease in the issuance of refunding bonds, whose proceeds are used to pay off older, higher-coupon bonds. Because of the rise in interest rates, refunding issues generally did not make fiscal sense during 1999. As the economy continued to expand, the supply of bonds issued for new projects was unchanged from 1998.


THE INSURED LONG-TERM TAX-EXEMPT FUND

Long-term bonds typically are hurt most by rising interest rates. As a result, the New York Insured Long-Term Tax-Exempt Fund suffered a price decline of -7.0% and posted a total return of -2.3%. A negative return is not good news, but our result was a bit better than the -2.4% total return for the average peer fund. Across all bond maturities, we seek to find the best values for each level of interest rate risk. This strategy helped in a year of rising interest rates. Our focus on keeping expenses low is helpful at all times and is critical in delivering above-average tax-exempt income, since expenses are deducted directly from a bond fund's interest income. Our emphasis on keeping the funds invested in high-quality securities benefits our shareholders by reducing credit risk. The overall effect of combining low costs and high quality is to provide both superior yields and low credit risk.

THE TAX-EXEMPT MONEY MARKET FUND

Our Tax-Exempt Money Market Fund returned 3.0% during fiscal 1999, beating the 2.6% return of the average New York tax-exempt money market fund. The rise in interest rates during the period was slightly less pronounced for tax-exempt money market instruments than for long-term bonds. After rising 19 basis points during the first half of the fiscal year, yields on 1-year municipals rose 69 basis points during the second half, which is traditionally a time of heavy borrowing by municipalities. The benchmark 1-year MIG-1 note closed the fiscal year with a yield of 3.87%, up 88 basis points from the 2.99% yield a year earlier. Yields on the 1-year U.S. Treasury bill, meanwhile, rose by 118 basis points for the year to 5.68%, after a second-half jump of 71 basis points. On balance, short-term tax-exempt securities became slightly more attractive relative to Treasury securities: The ratio of the yield on 1-year MIG-1 notes to that on 1-year Treasury bills rose from 66.4% to 68.1% during the year.
     As we begin fiscal year 2000, the Tax-Exempt Money Market Fund is positioned to take advantage of its dual strengths of conservative, quality-oriented management and low operating expenses. We believe these strengths will continue to generate superior risk-adjusted returns for our shareholders.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

December 13, 1999

PERFORMANCE SUMMARY
NEW YORK TAX-EXEMPT MONEY MARKET FUND
All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that annual returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TOTAL INVESTMENT RETURNS: SEPTEMBER 3, 1997-NOVEMBER 30, 1999
-------------------------------------------------------------
                    NEW YORK TAX-EXEMPT               AVERAGE
                    MONEY MARKET FUND                   FUND*
Fiscal         Capital      Income    Total             Total
Year           Return       Return   Return            Return
1997            0.0%         0.8%     0.8%              0.8%
1998            0.0          3.3      3.3               2.9

                    NEW YORK TAX-EXEMPT               AVERAGE
                    MONEY MARKET FUND                   FUND*
Fiscal         Capital      Income    Total             Total
Year           Return       Return   Return            Return
1999            0.0%         3.0%     3.0%              2.6%
-------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/1999): 3.49%
-------------------------------------------------------------

*    Average New York  Tax-Exempt  Money Market Fund.
     See Financial Highlights table on page 26 for dividend information since the fund's inception.

CUMULATIVE PERFORMANCE: SEPTEMBER 3, 1997-NOVEMBER 30, 1999
-------------------------------------------------------------
199711         10084          10084
199802         10166          10157
199805         10251          10235
199808         10334          10307
199811         10414          10377
199902         10486          10438
199905         10564          10506
199908         10642          10571
199911         10728          10646
-------------------------------------------------------------

                                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED NOVEMBER 30, 1999
                                        ----------------------------------------     FINAL VALUE OF A
                                                  1 YEAR         SINCE INCEPTION    $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
New York Tax-Exempt Money Market Fund              3.01%             3.18%               $10,728
Average New York Tax-Exempt Money Market Fund*     2.59              2.83                 10,646
------------------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
------------------------------------------------------------------------------------------------------
                                                                        Since Inception
                                           Inception              -------------------------
                                             Date      1 Year     Capital   Income    Total
------------------------------------------------------------------------------------------------------
New York Tax-Exempt Money Market Fund      9/3/1997     2.98%      0.00%     3.18%    3.18%
------------------------------------------------------------------------------------------------------
*    SEC  rules  require  that we  provide  this  average  annual  total  return information through the latest calendar quarter.

PERFORMANCE SUMMARY
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: APRIL 7, 1986-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                         NEW YORK INSURED
                   LONG-TERM TAX-EXEMPT FUND   LEHMAN*
FISCAL           CAPITAL  INCOME    TOTAL       TOTAL
YEAR              RETURN  RETURN   RETURN      RETURN
--------------------------------------------------------------------------------
1986               0.8%    4.3%     5.1%        5.0%
1987             -12.0     6.2     -5.8        -0.2
1988               4.4     7.2     11.6        10.6
1989               5.1     7.2     12.3        11.0
1990              -0.7     6.7      6.0         7.7
1991               3.9     7.0     10.9        10.3
1992               4.1     6.5     10.6        10.0

--------------------------------------------------------------------------------
                         NEW YORK INSURED
                   LONG-TERM TAX-EXEMPT FUND   LEHMAN*
FISCAL           CAPITAL  INCOME    TOTAL       TOTAL
YEAR              RETURN  RETURN   RETURN      RETURN
--------------------------------------------------------------------------------
1993               6.4%    6.0%    12.4%       11.1%
1994             -11.5     5.1     -6.4        -5.2
1995              13.5     6.4     19.9        18.9
1996               0.4     5.4      5.8         5.9
1997               0.9     5.5      6.4         7.2
1998               2.4     5.3      7.7         7.8
1999              -7.0     4.7     -2.3        -1.1
--------------------------------------------------------------------------------
*Lehman Municipal Bond Index.
See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------------------------

198911         10000         10000         10000
199002         10019         10064         10124
199005         10152         10168         10273
199008         10146         10261         10363
199011         10600         10571         10770
199102         10884         10818         11057
199105         11183         11110         11308
199108         11485         11528         11585
199111         11752         11705         11875
199202         12079         11967         12161
199205         12376         12224         12418
199208         12831         12803         12878
199211         13001         12882         13065
199302         13973         13648         13835
199305         14075         13719         13904
199308         14581         14407         14449
199311         14616         14373         14513
199402         14677         14377         14600
199405         14379         13969         14248
199408         14539         14278         14475
199411         13686         13366         13755
199502         15071         14505         14881
199505         15672         15076         15551
199508         15768         15326         15759
199511         16409         15956         16356
199602         16599         15940         16525
199605         16270         15521         16261
199608         16582         16003         16585
199611         17367         16692         17317
199702         17390         16534         17435
199705         17578         16623         17608
199708         18056         17239         18119
199711         18472         17635         18559
199802         18953         17809         19029
199805         19164         17936         19259
199808         19634         18526         19687
199811         19892         18793         19999
199902         20117         18719         20199
199905         20021         18568         20159
199908         19541         18406         19785
199911         19446         18340         19785



                                               AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                                                                                     FINAL VALUE OF A
                                               1 YEAR       5 YEARS   10 YEARS      $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
New York Insured Long-Term Tax-Exempt Fund     -2.25%         7.28%     6.88%             $19,446
Average New York Insured Municipal Fund*       -2.41          6.53      6.25               18,340
Lehman Municipal Bond Index                    -1.07          7.54      7.06               19,785
------------------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
------------------------------------------------------------------------------------------------------
                                                                             10 YEARS
                                     INCEPTION                        -------------------------
                                       DATE     1 YEAR   5 YEARS      CAPITAL   INCOME    TOTAL
------------------------------------------------------------------------------------------------------
New York Insured Long-Term
    Tax-Exempt Fund                 4/7/1986    -2.07%     6.41%       1.34%    5.89%      7.23%
------------------------------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return  information through the latest calendar quarter.

FUND PROFILE
NEW YORK TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
--------------------------------------------
Yield                                  3.5%
Average Maturity                    49 days
Average Quality                       MIG-1
Expense Ratio                         0.17%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
MIG-1/SP-1+                           61.1%
A-1/P-1                               33.6
AAA/AA                                 5.3
A                                      0.0
-----------------------------------------------
Total                                100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
--------------------------------------------------------------------------------
                              NEW YORK INSURED              LEHMAN
                                     LONG-TERM              INDEX*
--------------------------------------------------------------------------------
Number of Issues                           263              52,144
Yield                                     5.2%                  --
Yield to Maturity                         5.4%                  --
Average Coupon                            5.3%                5.5%
Average Maturity                    13.9 years          13.0 years
Average Quality                            AAA                 AA+
Average Duration                     8.5 years           7.5 years
Expense Ratio                            0.20%                  --
Cash Reserves                             3.2%                  --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
-------------------------
[GRID]
AVERAGE MATURITY    LONG
CREDIT QUALITY      HIGH


VOLATILITY MEASURES
--------------------------------------------------------------------------------
                              NEW YORK INSURED              LEHMAN
                                     LONG-TERM              INDEX*
--------------------------------------------------------------------------------
R-Squared                                 0.98                1.00
Beta                                      1.12                1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
----------------------------------------------
AAA                                      99.8%
AA                                        0.2
A                                         0.0
BBB                                       0.0
BB                                        0.0
B                                         0.0
----------------------------------------------
Total                                   100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
----------------------------------------------
Under 1 Year                              8.3%
1-5 Years                                13.7
5-10 Years                               11.8
10-20 Years                              37.8
20-30 Years                              28.4
Over 30 Years                             0.0
----------------------------------------------
Total                                   100.0%

FINANCIAL STATEMENTS
NOVEMBER 30, 1999
STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


----------------------------------------------------------------------------------------------------------
                                                                                         FACE       MARKET
                                                                      MATURITY         AMOUNT       VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                  COUPON             DATE          (000)        (000)
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
----------------------------------------------------------------------------------------------------------
Babylon NY IDA Resource Recovery Bonds VRDO
(Ogden Martin Project)                                  3.65%        12/8/1999 (4)     20,000       20,000
Erie County NY Water Auth. Rev. VRDO                    3.65%        12/8/1999 (2)     11,400       11,400
Great Neck NY Unified School Dist. TAN                  4.00%        6/29/2000          5,000        5,012
Great Neck NY Unified School Dist. TAN                  4.25%        6/29/2000         10,000       10,030
Half Hollow Hills NY Central School Dist. of
    Huntington & Babylon-Suffork County TAN             4.00%        6/29/2000         18,000       18,064
Long Island NY Power Auth. Electric System Rev.         3.45%        12/9/1999 LOC      7,000        7,000
Long Island NY Power Auth. Electric System Rev. CP      3.65%        3/15/2000 LOC     10,000       10,000
Long Island NY Power Auth. Electric System Rev. VRDO    3.85%        12/8/1999 LOC     14,000       14,000
Metro. Transp. Auth. of New York                        7.50%         7/1/2000 (Prere.) 4,350        4,536
Metro. Transp. Auth. of New York TOB VRDO               3.98%        12/2/1999 (4)+     9,495        9,495
Metro. Transp. Auth. of New York Transit Fac. CP        3.45%        12/7/1999 LOC     11,500       11,500
Metro. Transp. Auth. of New York Transit Fac. CP        3.45%        12/9/1999 LOC     10,000       10,000
Metro. Transp. Auth. of New York Transit Fac. CP        3.50%        3/13/2000 LOC     12,000       12,000
New York City NY Cultural Resources
   (Museum of Modern Art)                               5.00%         1/1/2000 (2)      2,000        2,003
New York City NY Cultural Resources VRDO
   (Carnegie Hall Project)                              3.80%        12/8/1999 LOC     15,325       15,325
New York City NY Cultural Resources VRDO
(Solomon R. Guggenheim Foundation)                      3.70%        12/2/1999 LOC     12,425       12,425
New York City NY GO                                     7.25%        3/15/2000 (Prere.) 3,155        3,238
New York City NY GO VRDO                                3.65%        12/2/1999 (1)LOC   3,461        3,461
New York City NY GO VRDO                                3.75%        12/2/1999 LOC      3,000        3,000
New York City NY GO VRDO                                3.75%        12/8/1999 LOC      8,700        8,700
New York City NY GO VRDO                                3.80%        12/8/1999 LOC     11,400       11,400
New York City NY GO VRDO                                3.90%        12/8/1999 LOC     12,000       12,000
New York City NY Health & Hosp. Corp. Rev.
     PUT (Health Systems)                               3.75%         2/1/2000 LOC     12,000       12,000
New York City NY Health & Hosp. Corp. Rev.
     VRDO (Health System)                               3.80%        12/8/1999 LOC     20,165       20,165
New York City NY IDA Dev.
     VRDO (National Audubon Society)                    3.70%        12/2/1999 LOC     13,600       13,600

                                       15

----------------------------------------------------------------------------------------------------------
                                                                                         FACE       MARKET
                                                                      MATURITY         AMOUNT       VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                  COUPON             DATE          (000)        (000)
----------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance Auth. CP           3.55%       12/23/1999 LOC     27,500       27,500
New York City NY Muni. Water Finance Auth.
     Water & Sewer System Rev. VRDO                     3.80%        12/2/1999 (3)     31,520       31,520
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev. VRDO                          4.00%        12/2/1999 (3)        600          600
New York City NY TOB VRDO                               4.01%        12/2/1999 (3)+     2,275        2,275
New York City NY Transitional Finance Auth. TOB PUT     4.00%        12/2/1999 (3)+    13,000       13,000
New York City NY Transitional Finance Auth.
     Future Tax Rev. VRDO                               3.60%        12/2/1999          3,700        3,700
New York City NY Transitional Finance Auth.
     Future Tax Rev. VRDO                               3.85%        12/8/1999          7,800        7,800
New York City NY Transitional Finance Auth.
     Future Tax Rev. VRDO                               3.90%        12/8/1999         38,300       38,300
New York State Dormitory Auth. CP (Cornell Univ.)       3.55%       12/20/1999         10,000       10,000
New York State Dormitory Auth. CP (Cornell Univ.)       3.55%       12/21/1999          9,800        9,800
New York State Dormitory Auth. CP (State Univ.)         6.50%        5/15/2000 (Prere.) 5,000        5,075
New York State Dormitory Auth. Rev. (City Univ.)       7.625%         7/1/2000 (Prere.)28,970       30,244
New York State Dormitory Auth. Rev. (City Univ.)       7.875%         7/1/2000 (Prere.)25,665       26,781
New York State Dormitory Auth. Rev. (State Univ.)       7.70%        5/15/2000 (Prere.)17,000       17,660
New York State Dormitory Auth. Rev. VRDO
(Foundling Charities Corp.)                             3.80%        12/8/1999 LOC     12,435       12,435
New York State Dormitory Auth. Rev. VRDO
     (Rockefeller Univ.)                                3.85%        12/8/1999         29,100       29,100
New York State Dormitory Auth. VRDO
(Sloan-Kettering Cancer Center)                         3.70%        12/2/1999 LOC      5,500        5,500
New York State Dormitory Auth. VRDO
(Sloan-Kettering Cancer Center)                         3.75%        12/8/1999 LOC     31,400       31,400
New York State Dormitory Auth.
     Rev. TOB VRDO (City Univ.)                         3.98%        12/2/1999 (1)+     4,000        4,000
New York State Dormitory Auth.
     VRDO (Cornell Univ.)                               3.75%        12/2/1999         11,300       11,300
New York State Dormitory Auth.
     VRDO (New York Public Library)                     3.85%        12/8/1999 LOC     20,000       20,000
New York State Energy Research & Dev. Auth.
     VRDO (Con Edison)                                  3.80%        12/1/1999         11,000       11,000
New York State Energy Research & Dev. Auth.
     VRDO (Con Edison)                                  3.85%        12/8/1999         11,100       11,100
New York State Energy Research & Dev. Auth.
     VRDO (Con Edison)                                  3.95%        12/8/1999         11,950       11,950
New York State Environmental Fac. Corp. TOB VRDO
(New York City Muni. Water Finance Auth. Project)       3.98%        12/2/1999 (1)+     5,000        5,000
New York State Environmental Quality GO PUT             3.00%        12/8/1999 LOC      8,000        8,000
New York State Local Govt. Assistance Corp. VRDO        3.70%        12/8/1999 LOC     41,300       41,300
New York State Local Govt. Assistance Corp. VRDO        3.80%        12/8/1999 LOC      1,400        1,400
New York State Local Govt. Assistance Corp. TOB VRDO    3.98%        12/2/1999 (2)+     2,000        2,000
New York State Power Auth. CP                           3.50%        12/8/1999          6,000        6,000
New York State Power Auth. CP                           3.70%       12/13/1999         13,500       13,500
Onondaga County NY BAN                                  3.50%        5/20/2000          7,587        7,600
Oyster Bay NY BAN                                       3.50%        4/28/2000         14,712       14,734
Port Washington NY Unified Free School Dist. TAN        4.00%        6/29/2000          7,000        7,025
St. Lawrence County NY IDA VRDO (Pollution Control)     3.89%        12/8/1999          2,140        2,140
Westchester County NY Health Care Corp. CP              3.45%       12/15/1999         10,000       10,000
Westchester County NY Health Care Corp. CP              3.45%       12/17/1999          7,000        7,000
Outside New York:
Puerto Rico Govt. Dev. Bank CP                          3.55%        12/9/1999         10,300       10,300
Puerto Rico Govt. Dev. Bank VRDO                        3.60%        12/8/1999 (1)      5,755        5,755
Puerto Rico Highway & Transp. Auth. VRDO                3.65%        12/8/1999 (2)     15,000       15,000
----------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $789,148)                                                                                  789,148
----------------------------------------------------------------------------------------------------------

                                       16

----------------------------------------------------------------------------------------------------
                                                                                              MARKET
                                                                                              VALUE*
                                                                                               (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
----------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                        $ 11,914
Liabilities                                                                                  (2,788)
                                                                                           ---------
                                                                                               9,126
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------
Applicable to 798,280,081 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                   $798,274
====================================================================================================

NET ASSET VALUE PER SHARE                                                                      $1.00
====================================================================================================

*    See Note A in Notes to Financial Statements.
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1999, the aggregate value of these securities was $35,770,000, representing 4.5% of net assets.
For key to abbreviations and other references, see page 23.



--------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                       AMOUNT       PER
                                                        (000)     SHARE
--------------------------------------------------------------------------------
Paid in Capital                                      $798,280     $1.00
Undistributed Net Investment Income                        --        --
Accumulated Net Realized Losses                           (6)        --
Unrealized Appreciation                                    --        --
--------------------------------------------------------------------------------
NET ASSETS                                           $798,274      $1.00
================================================================================

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
                                                                                                  FACE      MARKET
                                                                      MATURITY                  AMOUNT      VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND             COUPON             DATE                   (000)       (000)
------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (96.8%)
------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (84.4%)
Albany County NY GO                                     5.00%        10/1/2005 (3)               2,000       2,031
Albany County NY GO                                     5.00%        10/1/2012 (3)               4,400       4,298
Albany County NY GO                                     7.00%        1/15/2005 (2)               1,250       1,280
Albany NY Muni. Water Finance Auth.                     7.50%        12/1/2017 (1)               2,080       2,106
Battery Park City NY Auth.                              5.50%        11/1/2026 (2)              11,750      10,925
Broome County NY Public Safety Fac. Project             5.25%         4/1/2015 (1)               3,000       2,872
Buffalo & Erie County NY Toll Bridge Auth.              6.00%         1/1/2015 (1)               4,500       4,576
Buffalo NY GO                                          5.125%         2/1/2012 (2)               1,870       1,823
Buffalo NY GO                                          5.125%         2/1/2013 (2)               2,945       2,837
Buffalo NY General Improvement                          6.75%         3/1/2001 (1)(Prere.)       3,380       3,547
Buffalo NY Muni. Water Finance Auth.                    5.75%         7/1/2003 (4)(Prere.)       8,500       8,993
Buffalo NY Sewer Auth. System Rev.                      5.00%         7/1/2012 (3)               5,675       5,459
Buffalo NY Sewer Auth. System Rev.                      5.25%         7/1/2008 (3)               3,500       3,526
Duchess County NY Resource Recovery Solid Waste System  7.50%         1/1/2000 (3)(Prere.)       2,000       2,046
Erie County NY GO                                       6.10%        1/15/2006 (3)               1,865       1,988
Erie County NY GO                                      6.125%        1/15/2007 (3)               1,660       1,776
Erie County NY Water Auth. Rev.                         0.00%        12/1/2005 (2)               3,000       2,240
Erie County NY Water Auth. Rev.                         0.00%        12/1/2006 (2)               6,915       4,887
Erie County NY Water Auth. Rev.                         6.00%        12/1/2008 (2)               1,600       1,686
Huntington NY GO                                        5.50%         4/1/2013 (3)               3,400       3,409
Huntington NY GO                                        6.70%         2/1/2011 (3)                 310         351
Long Island NY Power Auth. Electric System Rev.         5.00%        12/1/2018 (4)               6,000       5,356
Long Island NY Power Auth. Electric System Rev.        5.125%        12/1/2022 (4)              66,675      59,371
Metro. Transit Auth. of New York (Commuter Fac. Rev.)   5.00%         7/1/2012 (2)               8,730       8,398
Metro. Transit Auth. of New York (Commuter Fac. Rev.)   5.00%         7/1/2015 (2)               5,500       5,079
Metro. Transit Auth. of New York (Commuter Fac. Rev.)   5.00%         7/1/2017 (2)               5,000       4,522
Metro. Transit Auth. of New York (Commuter Fac. Rev.)  5.125%         7/1/2013 (3)               3,000       2,888
Metro. Transit Auth. of New York (Commuter Fac. Rev.)   5.30%         7/1/2022 (3)              17,475      16,036
Metro. Transit Auth. of New York (Commuter Fac. Rev.)   5.50%         7/1/2017 (2)              11,585      11,192
Metro. Transit Auth. of New York (Commuter Fac. Rev.)  5.625%         7/1/2015 (4)               5,000       4,966
Metro. Transit Auth. of New York (Commuter Fac. Rev.)   5.70%         7/1/2017 (1)              16,000      15,807
Metro. Transit Auth. of New York (Commuter Fac. Rev.)   6.25%         7/1/2002 (1)(Prere.)       3,000       3,189
Metro. Transit Auth. of New York
     (Dedicated Petroleum Tax)                          5.25%         4/1/2021 (1)               7,900       7,227
Metro. Transit Auth. of New York
     (Dedicated Petroleum Tax)                          5.25%         4/1/2026 (1)              34,060      30,656
Metro. Transit Auth. of New York
     (Dedicated Petroleum Tax)                          6.00%         4/1/2020 (1)              32,500      33,306
Metro. Transit Auth. of New York (Transp. Fac. Rev.)    5.25%         7/1/2017 (3)               6,300       5,894
Metro. Transit Auth. of New York (Transp. Fac. Rev.     5.70%         7/1/2017 (1)               5,500       5,434
Metro. Transit Auth. of New York (Transp. Fac. Rev.)    6.00%         7/1/2011 (2)               2,000       2,020
Metro. Transit Auth. of New York (Transp. Fac. Rev.)    7.00%         7/1/2009 (2)              19,050      21,689
Monroe Woodbury NY Central School Dist.                5.625%        5/15/2010 (1)               1,000       1,035
Monroe Woodbury NY Central School Dist.                5.625%        5/15/2011 (1)               1,000       1,029
Monroe Woodbury NY Central School Dist.                5.625%        5/15/2012 (1)               1,000       1,023
Monroe Woodbury NY Central School Dist.                5.625%        5/15/2013 (1)               1,425       1,448
Monroe Woodbury NY Central School Dist.                5.625%        5/15/2014 (1)               1,000       1,009
Montgomery, Ostego, Scholoharie Counties
     NY Solid Waste                                     5.25%         1/1/2014 (1)               1,640       1,583
Mount Sinai NY Union Free School Dist.                  6.20%        2/15/2014 (2)               1,050       1,129
Nassau County IDA (Hofstra Univ.)                       4.75%         7/1/2028 (1)               3,500       2,872
Nassau County NY Combined Sewer Dist. GO                4.80%        10/1/2005 (3)               1,760       1,758
Nassau County NY Combined Sewer Dist. GO                5.00%        10/1/2007 (3)               1,715       1,713
Nassau County NY Combined Sewer Dist. GO                5.00%         5/1/2009 (3)               3,210       3,167
Nassau County NY Combined Sewer Dist. GO                5.00%         5/1/2010 (3)               2,875       2,827
Nassau County NY Combined Sewer Dist. GO                5.00%         5/1/2011 (3)               1,770       1,728
Nassau County NY Combined Sewer Dist. GO                5.00%         5/1/2012 (3)               1,760       1,700
Nassau County NY Combined Sewer Dist. GO                5.35%         7/1/2008 (1)               4,730       4,811
Nassau County NY Combined Sewer Dist. GO                5.35%        1/15/2009 (1)               3,505       3,550
Nassau County NY Combined Sewer Dist. GO                5.35%         7/1/2009 (1)               4,635       4,697
Nassau County NY Combined Sewer Dist. GO               5.875%         8/1/2012 (3)                 825         848
Nassau County NY Combined Sewer Dist. GO                6.20%        5/15/2007 (1)                 840         886

                                       18

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
------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE      MARKET
                                                                      MATURITY                  AMOUNT      VALUE*
                                                       COUPON             DATE                   (000)       (000)
------------------------------------------------------------------------------------------------------------------
Nassau County NY Combined Sewer Dist. GO                6.20%        5/15/2008 (1)                 835         880
Nassau County NY Combined Sewer Dist. GO                6.25%        5/15/2009 (1)                 825         871
Nassau County NY Combined Sewer Dist. GO                6.25%        5/15/2010 (1)                 820         864
Nassau County NY GO                                    5.125%         3/1/2013 (2)               5,860       5,644
Nassau County NY GO                                    5.125%         3/1/2014 (2)               5,900       5,610
Nassau County NY GO                                     5.25%         6/1/2011 (2)               4,670       4,642
Nassau County NY GO                                     5.25%         6/1/2012 (2)               4,670       4,603
Nassau County NY GO                                     5.25%         6/1/2013 (2)               6,905       6,736
Nassau County NY GO                                     5.25%         6/1/2014 (2)               6,585       6,352
Nassau County NY GO                                     5.50%        7/15/2007 (1)               1,270       1,308
Nassau County NY GO                                     5.50%        7/15/2008 (1)               1,300       1,336
Nassau County NY GO                                     5.50%        7/15/2009 (1)               1,325       1,358
Nassau County NY GO                                     5.50%        7/15/2010 (1)               1,345       1,373
Nassau County NY GO                                     5.50%        7/15/2011 (1)               1,370       1,390
Nassau County NY GO                                     5.70%         8/1/2011 (3)               2,000       2,065
Nassau County NY GO                                     5.75%         2/1/2011 (1)               1,100       1,125
New York City NY Cultural Resources
     (American Museum of Natural History)               5.60%         4/1/2018 (1)               2,635       2,564
New York City NY Cultural Resources
     (American Museum of Natural History)               5.65%         4/1/2022 (1)               5,000       4,810
New York City NY Cultural Resources
     (American Museum of Natural History)               5.70%         4/1/2016 (1)              12,730      12,710
New York City NY Cultural Resources
     (American Museum of Natural History)               5.75%         7/1/2029 (2)              10,000       9,669
New York City NY Cultural Resources
     (Museum of Modern Art)                             5.40%         1/1/2006 (2)                 720         738
New York City NY Cultural Resources
     (Museum of Modern Art)                             5.40%         1/1/2006 (2)(ETM)             85          88
New York City NY Cultural Resources
     (Museum of Modern Art)                             5.40%         1/1/2012 (2)               3,400       3,405
New York City NY Cultural Resources
     (Museum of Modern Art)                             5.50%         1/1/2007 (2)                 805         825
New York City NY Cultural Resources
     (Museum of Modern Art)                             5.50%         1/1/2007 (2)(ETM)             35          36
New York City NY Cultural Resources
     (Museum of Modern Art)                             5.50%         1/1/2016 (2)               2,000       1,954
New York City NY GO                                    5.375%         8/1/2013 (3)               8,295       8,188
New York City NY GO                                     5.75%         8/1/2002 (3)(Prere.)       1,325       1,388
New York City NY GO                                     5.75%         8/1/2009 (3)               2,925       3,013
New York City NY GO                                    6.625%         8/1/2002 (1)(Prere.          535         572
New York City NY GO                                    6.625%         8/1/2013 (1)                 140         148
New York City NY GO                                     6.95%        8/15/2004 (1)(Prere.)       1,460       1,614
New York City NY GO                                     7.10%         2/1/2002 (1)(Prere.)         200         214
New York City NY GO                                     7.10%         2/1/2009 (1)                 400         425
New York City NY GO VRDO                                3.65%        12/2/1999 (1)                 400         400
New York City NY Health & Hosp. Corp.                  5.625%        2/15/2013 (2)              23,400      23,466
New York City NY IDA Civic Fac. Rev. (USTA Project)    6.375%       11/15/2014 (4)               2,000       2,135
New York City NY Muni. Water Finance Auth.
     Water & Sewer System Rev.                          5.00%        6/15/2021 (3)               5,395       4,747
New York City NY Muni. Water Finance Auth.
     Water & Sewer System Rev.                         5.125%        6/15/2022 (2)              11,000       9,794
New York City NY Muni. Water Finance Auth.
     Water & Sewer System Rev.                          5.35%        6/15/2013 (1)               5,300       5,170
New York City NY Muni. Water Finance Auth.
     Water & Sewer System Rev.                         5.875%        6/15/2012 (2)              20,000      21,081
New York City NY Muni. Water Finance Auth.
     Water & Sewer System Rev.                         5.875%        6/15/2013 (2)              20,000      20,963
New York City NY Muni. Water Finance Auth.
     Water & Sewer System Rev. VRDO                     3.80%        12/2/1999 (3)                 900         900
New York State Dormitory Auth. (Barnard College)        5.25%         7/1/2026 (2)               4,370       3,932
New York State Dormitory Auth. (Catholic Health)        5.50%         7/1/2022 (1)              10,000       9,385
New York State Dormitory Auth. (City Univ. of New York) 5.50%         7/1/2016 (2)              16,000      15,659
New York State Dormitory Auth. (City Univ. of New York) 6.25%         7/1/2019 (1)               4,485       4,788
New York State Dormitory Auth. (City Univ. of New York) 7.00%         7/1/2000 (3)(Prere.)       6,140       6,368
New York State Dormitory Auth. (City Univ. of New York) 7.00%         7/1/2014 (3)              14,560      15,061
New York State Dormitory Auth. (Colgate Univ.)          6.50%         7/1/2001 (1)(Prere.        1,350       1,422

------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE      MARKET
                                                                      MATURITY                  AMOUNT      VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND             COUPON             DATE                   (000)       (000)
------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth.
     (Columbia Presbyterian Hosp.)                      5.50%        2/15/2007 (2)               3,500       3,592
New York State Dormitory Auth.
     (FHA Hosp. & Nursing Home)                         5.00%        2/15/2025 (2)               3,410       2,950
New York State Dormitory Auth.
     (FHA Hosp. & Presbyterian)                         5.50%         2/1/2010 (2)               6,330       6,443
New York State Dormitory Auth. (Fordham Univ.)          5.00%         7/1/2028 (1)              11,125       9,558
New York State Dormitory Auth. (Fordham Univ.)          5.50%         7/1/2023 (3)              10,150       9,562
New York State Dormitory Auth. (Fordham Univ.)          5.75%         7/1/2015 (3)               1,500       1,506
New York State Dormitory Auth. (Fordham Univ.)          7.20%         7/1/2015 (2)                 710         735
New York State Dormitory Auth. (Hamilton College)       5.00%         7/1/2028 (1)              17,880      15,362
New York State Dormitory Auth. (Iona College)           5.25%         7/1/2008 (1)               1,000       1,014
New York State Dormitory Auth. (Iona College)           5.35%         7/1/2009 (1)               1,000       1,016
New York State Dormitory Auth.
     (Jewish Medical Center)                            5.00%         7/1/2018 (1)              10,000       8,868
New York State Dormitory Auth.
     (Mental Health Services)                           5.00%        2/15/2023 (1)               5,000       4,349
New York State Dormitory Auth.
     Montefiore Medical Center)                         5.25%         2/1/2015 (2)              42,750      40,437
New York State Dormitory Auth.
     (Mt. Sinai School of Medicine)                     6.75%         7/1/2015 (1)               7,245       7,624
New York State Dormitory Auth.
     (New School Univ.)                                 5.00%         7/1/2029 (1)              10,955       9,392
New York State Dormitory Auth.
     (New School for Social Research)                  5.625%         7/1/2016 (1)               2,260       2,242
New York State Dormitory Auth.
     (New York and Presbyterian Hosp.)                  4.75%         8/1/2027 (2)               7,000       5,736
New York State Dormitory Auth.
     (New York Medical College)                         5.00%         7/1/2021 (1)              21,980      19,314
New York State Dormitory Auth. (New York Univ.)         6.00%         7/1/2015 (3)              32,165      33,006
New York State Dormitory Auth.
     (North Shore Univ. Hosp.)                          5.20%        11/1/2017 (1)              30,170      27,795
New York State Dormitory Auth. (Pace)                  5.625%         7/1/2017 (1)              11,185      11,019
New York State Dormitory Auth. (Queens Hosp.)           5.45%        8/15/2019 (2)               5,270       4,946
New York State Dormitory Auth.
     (Rensselaer Polytech. Institute                    6.50%         7/1/2006 (3)               3,000       3,159
New York State Dormitory Auth.
     (Rochester Institute of Technology)                5.25%         7/1/2022 (1)               3,000       2,730
New York State Dormitory Auth.
     (Rochester Institute of Technology)                5.30%         7/1/2017 (1)               6,275       5,941
New York State Dormitory Auth.
     (School Dist. Program)                             6.00%         7/1/2015 (3)               2,675       2,707
New York State Dormitory Auth. (Siena College)          6.00%         7/1/2011 (1)               1,500       1,574
New York State Dormitory Auth.
     (Sloan-Kettering Cancer Center)                    5.75%         7/1/2019 (1)               9,700       9,643
New York State Dormitory Auth. (St. John's Univ.)       5.25%         7/1/2020 (1)              15,170      13,935
New York State Dormitory Auth. (St. John's Univ.)       5.25%         7/1/2025 (1)              10,950       9,882
New York State Dormitory Auth. (St. John's Univ.)       5.60%         7/1/2016 (1)               7,000       6,925
New York State Dormitory Auth. (St. John's Univ.)       5.70%         7/1/2026 (1)               9,230       8,888
New York State Dormitory Auth. (St. Joseph's Hosp.)     5.25%         7/1/2018 (1)               6,700       6,162
New York State Dormitory Auth.
     (St. Vincent Hosp. Medical Center)                 5.80%         8/1/2025 (2)               4,250       4,144
New York State Dormitory Auth. (State Univ.)            5.75%         7/1/2008 (2)               3,335       3,503
New York State Dormitory Auth. (State Univ.)            6.00%        5/15/2000 (2)(Prere.)       1,825       1,842
New York State Dormitory Auth. (State Univ.)            6.00%         7/1/2009 (2)               1,590       1,699
New York State Dormitory Auth. (Union College)          5.75%         7/1/2010 (3)               1,800       1,850
New York State Dormitory Auth. (Univ. of Rochester)     5.00%         7/1/2017 (1)               2,000       1,809
New York State Dormitory Auth. (Univ. of Rochester)     5.00%         7/1/2023 (1)               6,820       5,949
New York State Dormitory Auth.
     (Upstate Community Colleges)                       5.00%         7/1/2014 (2)               2,670       2,499
New York State Dormitory Auth.
     (Upstate Community Colleges)                       5.00%         7/1/2015 (2)               3,000       2,770
New York State Dormitory Auth.
     (Upstate Community Colleges)                       5.00%         7/1/2016 (2)               1,250       1,143
New York State Dormitory Auth.
     (Upstate Community Colleges)                       5.25%         7/1/2012 (2)               6,170       6,080
New York State Dormitory Auth. (Vassar Brothers Hosp.)  5.25%         7/1/2017 (4)               8,025       7,450
New York State Dormitory Auth. (Vassar Brothers Hosp.  5.375%         7/1/2025 (4)               7,000       6,414
New York State Energy Research & Dev. Auth. PCR
(Niagara Mohawk)                                        5.15%        11/1/2025 (2)               5,000       4,430
New York State Energy Research & Dev. Auth. PCR
(Niagara Mohawk)                                       6.625%        10/1/2013 (3)              10,000      10,529
New York State Environmental Fac. Water PCR             5.50%        6/15/2009 (1)              10,000      10,281
New York State Local Govt. Assistance Corp. Rev.       4.875%         4/1/2020 (1)               9,800       8,493
New York State Local Govt. Assistance Corp. Rev.        5.00%         4/1/2014 (3)              13,370      12,585
New York State Local Govt. Assistance Corp. Rev.        5.00%         4/1/2021 (1)              24,825      21,885
New York State Local Govt. Assistance Corp. Rev.        5.25%         4/1/2015 (2)               8,000       7,658
New York State Local Govt. Assistance Corp. Rev.       5.375%         4/1/2019 (1)               3,000       2,829
New York State Medical Care Fac. Finance Agency
(Mental Health Services)                                5.50%        8/15/2021 (3)               8,000       7,490
New York State Medical Care Fac. Finance Agency
(Mental Health Serivces)                                6.00%        2/15/2005 (1)(Prere.)      14,850      15,929

------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE      MARKET
                                                                      MATURITY                  AMOUNT      VALUE*
                                                       COUPON             DATE                   (000)       (000)
------------------------------------------------------------------------------------------------------------------
New York State Medical Care Fac. Finance Agency
(Mental Health Services)                                6.00%        8/15/2015 (1)                 150         155
New York State Medical Care Fac. Finance Agency
(Mental Health Services)                               6.375%        2/15/2002 (3)(Prere.)       6,000       6,355
New York State Medical Care Fac. Finance Agency
(Mental Health Services)                               6.375%        8/15/2010 (3)                 100         105
New York State Medical Care Fac. Finance Agency
(Mental Health Services)                                7.40%        8/15/2007 (1)                 460         470
New York State Medical Care Fac. Finance Agency
(Sisters of Charity-Buffalo)                           6.625%        11/1/2018 (2)               5,500       5,790
New York State Thruway Auth. Rev.                       5.00%         1/1/2020 (1)               5,055       4,480
New York State Thruway Auth. Rev.
     (Highway & Bridge Trust Fund)                      5.30%         4/1/2010 (1)               3,775       3,805
New York State Thruway Auth. Rev.
     (Highway & Bridge Trust Fund)                      5.50%         4/1/2015 (1)              12,480      12,301
New York State Thruway Auth. Rev.
     (Highway & Bridge Trust Fund                       5.80%         4/1/2010 (2)              14,215      15,111
New York State Thruway Auth. Rev.
     (Highway & Bridge Trust Fund)                      5.80%         4/1/2011 (2)               8,635       9,179
New York State Thruway Auth. Rev.
     (Highway & Bridge Trust Fund)                      6.00%         4/1/2004 (3)(Prere.)       5,000       5,354
New York State Thruway Auth. Rev.
     (Service Contract                                  5.75%         4/1/2004 (1)(Prere.)       4,000       4,244
New York State Urban Dev. Corp.                         5.50%         4/1/2016 (1)              13,350      12,998
New York State Urban Dev. Corp.
     Correctional Fac. Rev.                             5.00%         1/1/2017 (2)               6,670       6,042
New York State Urban Dev. Corp.
     Correctional Fac. Rev.                            5.375%         1/1/2012 (1)              21,375      21,327
New York State Urban Dev. Corp.
     Correctional Fac. Service Contract                 6.00%         1/1/2011 (2)               2,500       2,639
New York State Urban Dev. Corp.
     Correctional Fac. Service Contract                 6.00%         1/1/2012 (2)               3,000       3,148
New York State Urban Dev. Corp.
     Correctional Fac. Service Contract                 6.00%         1/1/2013 (2)               4,110       4,277
New York State Urban Dev. Corp.
     Correctional Fac. Service Contract                 6.00%         1/1/2014 (2)               5,000       5,164
Niagara Falls NY Bridge Comm.                           5.25%        10/1/2015 (3)               5,000       4,843
Niagara Falls NY Bridge Comm.                           6.25%        10/1/2020 (3)               8,685       9,164
Niagara Falls NY Bridge Comm.                           6.25%        10/1/2021 (3)               9,230       9,740
North Hempstead NY GO                                   6.30%         4/1/2008 (3)               2,055       2,238
North Hempstead NY GO                                   6.40%         4/1/2010 (3)               1,500       1,658
North Hempstead NY GO                                   6.40%         4/1/2011 (3)               2,075       2,297
North Hempstead NY Solid Waste Auth.                    5.00%         2/1/2012 (1)               3,370       3,259
Smithtown NY GO                                         5.25%         4/1/2006 (1)               1,000       1,021
Smithtown NY GO                                         5.45%         4/1/2008 (1)                 400         409
Suffolk County NY GO                                    5.00%         4/1/2006 (1)               2,255       2,266
Suffolk County NY GO                                    5.00%        7/15/2006 (3)               1,000       1,005
Suffolk County NY GO                                    5.10%        7/15/2007 (3)               1,280       1,287
Suffolk County NY GO                                    5.20%        7/15/2008 (3)               1,100       1,107
Suffolk County NY Water Auth.                           5.25%         6/1/2010 (2)(ETM)          3,790       3,848
Suffolk County NY Water Auth.                           5.25%         6/1/2011 (2)(ETM           2,380       2,403
Suffolk County NY Water Auth.                           5.25%         6/1/2012 (2)(ETM)          4,290       4,294
Suffolk County NY Water Auth.                           5.25%         6/1/2017 (2)               1,695       1,617
Suffolk County NY Water Auth.                           5.75%         6/1/2002 (2)(Prere.)       1,100       1,155
Suffolk County NY Water Auth.                           5.75%         6/1/2013 (2)               7,340       7,436
Town of Hempstead NY GO                                 5.50%         8/1/2011 (3)               2,450       2,496
Town of Hempstead NY GO                                5.625%         2/1/2012 (3)               1,490       1,523
Town of Hempstead NY GO                                5.625%         2/1/2013 (3)               1,170       1,188
Triborough Bridge & Tunnel Auth. Rev. NY                5.00%         1/1/2016 (4)               9,000       8,262
Triborough Bridge & Tunnel Auth. Rev. NY               5.125%         1/1/2015 (1)               6,500       6,137
Triborough Bridge & Tunnel Auth. Rev. NY                5.50%         1/1/2017 (2)               3,745       3,640
Yonkers NY School Dist. GO                              5.60%         8/1/2009 (3)                 535         549
Yonkers NY School Dist. GO                              5.70%         8/1/2010 (3)                 545         560
OUTSIDE NEW YORK:
Puerto Rico Electric Power Auth. Rev.                   5.25%         7/1/2015 (4)               5,000       4,860
Puerto Rico GO                                          5.00%         7/1/2017 (1)              11,475      10,614
Puerto Rico GO                                          5.00%         7/1/2018 (1)               2,650       2,428
Puerto Rico Govt. Dev. Bank VRDO                        3.60%        12/8/1999 (1)               1,400       1,400
Puerto Rico Highway & Transp. Auth. VRDO                3.65%        12/8/1999 (2)               2,940       2,940
Puerto Rico Infrastrusture Financing Auth. Rev.         5.00%         7/1/2021 (2)              16,935      15,201
------------------------------------------------------------------------------------------------------------------
                                                                                                         1,291,350
------------------------------------------------------------------------------------------------------------------

                                       21

------------------------------------------------------------------------------------------------------------------
                                                                                                  FACE      MARKET
                                                                      MATURITY                  AMOUNT      VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND             COUPON             DATE                   (000)       (000)
------------------------------------------------------------------------------------------------------------------
SECONDARY MARKET INSURED (7.2%)
Muni. Assistance Corp. for New York City NY             6.00%         7/1/2008 (3)              22,350      22,950
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.                               5.00%        6/15/2017 (3)               4,000       3,630
New York City Transitional Finance Auth.                4.75%       11/15/2023 (3)               5,385       4,493
New York State Dormitory Auth.
     (City Univ. of New York)                           5.75%         7/1/2009 (3)               3,750       3,921
New York State Dormitory Auth.
     (City Univ. of New York)                           5.75%         7/1/2011 (3)               5,950       6,221
New York State Dormitory Auth. (Cornell Univ.)          7.25%         7/1/2012 (1)               1,175       1,218
New York State Dormitory Auth. (State Univ.)            5.50%        5/15/2026 (1)              12,805      11,993
New York State Dormitory Auth. (State Univ.)            6.00%        5/15/2017 (2)               3,775       3,779
New York State Medical Care Fac. Finance Agency         5.25%        2/15/2019 (3)              16,230      14,834
New York State Medical Care Fac. Finance Agency
(Mental Health Services)                               5.375%        2/15/2014 (1)               5,000       4,852
New York State Thruway Auth. Rev.
     (Highway & Bridge Trust Fund)                      5.00%         4/1/2016 (4)               7,400       6,809
New York State Thruway Auth. Rev.
     (Highway & Bridge Trust Fund)                      5.00%         4/1/2018 (4)               5,450       4,904
Port Auth. of NY & NJ Special Obligation Rev.           6.50%        1/15/2026 (1)               1,500       1,546
Triborough Bridge & Tunnel Auth. NY                     6.00%         1/1/2012 (1)               7,805       8,316
Triborough Bridge & Tunnel Auth. NY                     6.75%         1/1/2009 (2)               3,000       3,329
Triborough Bridge & Tunnel Auth. NY                    6.875%         1/1/2015 (3)               7,000       7,307
                                                                                                      ------------
                                                                                                           110,102
                                                                                                      ------------
NONINSURED (5.2%)
Long Island NY Power Auth. Electric System Rev. VRDO    3.60%        12/2/1999 LOC               2,500       2,500
Long Island NY Power Auth. Electric System Rev. VRDO    3.65%        12/2/1999 LOC               1,300       1,300
Long Island NY Power Auth. Electric System Rev. VRDO    3.85%        12/8/1999 LOC                 600         600
New York City NY Cultural Resources VRDO
(Solomon R. Guggenheim Foundation)                      3.70%        12/2/1999 LOC                 100         100
New York City NY GO VRDO                                3.70%        12/2/1999 LOC                 200         200
New York City NY GO VRDO                                3.75%        12/8/1999 LOC               3,200       3,200
New York City NY GO VRDO                                3.75%        12/8/1999 LOC               1,300       1,300
New York City NY GO VRDO                                3.80%        12/2/1999 LOC               1,035       1,035
New York City NY GO VRDO                                3.80%        12/8/1999 LOC               7,700       7,700
New York City NY Transitional Finance Auth.
     Future Tax Rev. VRDO                               3.60%        12/2/1999                   1,235       1,235
New York City NY VRDO                                   3.85%        12/8/1999 LOC               2,650       2,650
New York State Dormitory Auth. (Columbia Univ.)         5.75%         7/1/2015                  11,965      12,041
New York State Dormitory Auth. (Rockefeller Univ.)      5.00%         7/1/2015                   1,100       1,037
New York State Dormitory Auth. (Rockefeller Univ.)      5.00%         7/1/2018                   4,555       4,168
New York State Dormitory Auth. VRDO (Cornell Univ.)     3.75%        12/2/1999                     600         600
New York State Energy Research & Development Auth.
(Con Edison) VRDO                                       3.85%        12/8/1999                     800         800
New York State Energy Research & Development Auth.
(Con Edison) VRDO                                       3.95%        12/8/1999                   1,600       1,600
New York State Environmental Fac. Water PCR             5.55%        7/15/2009                   2,000       2,067
New York State Local Govt. Assistance Corp. VRDO        3.70%        12/8/1999 LOC               7,500       7,500
New York State Local Govt. Assistance Corp. VRDO        3.70%        12/8/1999 LOC               6,600       6,600
New York State Local Govt. Assistance Corp. VRDO        3.80%        12/8/1999 LOC               8,000       8,000
Onondaga County NY Public Improvements                 5.875%        2/15/2008                   2,475       2,624
Port Auth. of NY & NJ Special Obligation Rev. VRDO
(Versatile Structure)                                   3.65%        12/2/1999                   2,700       2,700
Westchester County NY GO                                6.70%        11/1/2008                   3,250       3,671
Westchester County NY GO                                6.70%        11/1/2009                   3,645       4,140
                                                                                                      ------------
                                                                                                            79,368
                                                                                                      ------------
------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,506,566)                                                                                      1,480,820
------------------------------------------------------------------------------------------------------------------

                                       22


OTHER ASSETS AND LIABILITIES (3.2%)
------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                        54,461
Liabilities                                                                                                (5,662)
------------------------------------------------------------------------------------------------------------------
                                                                                                            48,799
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------
Applicable to 146,824,454 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                               $1,529,619
==================================================================================================================

NET ASSET VALUE PER SHARE                                                                                   $10.42
==================================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see below.

------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------
                                                                                                AMOUNT         PER
                                                                                                 (000)       SHARE
------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                             $1,556,326      $10.60
Undistributed Net Investment Income                                                                 --          --
Accumulated Net Realized Losses--Note E                                                          (961)       (.01)
Unrealized Depreciation--Note F                                                               (25,746)       (.17)
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                  $1,529,619      $10.42
==================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.


---------------------------------------------------------------------------------------------
                                                                                     NEW YORK
                                                                      NEW YORK        INSURED
                                                                    TAX-EXEMPT      LONG-TERM
                                                                  MONEY MARKET     TAX-EXEMPT
                                                                          FUND           FUND
---------------------------------------------------------------------------------------------
                                                               YEAR ENDED NOVEMBER 30, 1999
---------------------------------------------------------------------------------------------
                                                                         (000)          (000)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                            $20,318     $   79,421
---------------------------------------------------------------------------------------------
      Total Income                                                      20,318         79,421
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                          76            189
      Management and Administrative                                        858          2,571
      Marketing and Distribution                                           132            278
   Custodian Fees                                                            7             14
   Auditing Fees                                                             8              8
   Shareholders' Reports                                                     4             22
   Trustees' Fees and Expenses                                               1              2
                                                             --------------------------------
      Total Expenses                                                     1,086          3,084
      Expenses Paid Indirectly--Note C                                     (7)           (35)
---------------------------------------------------------------------------------------------
      Net Expenses                                                       1,079          3,049
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   19,239         76,372
---------------------------------------------------------------------------------------------
REALIZED NET Gain (LOSS)
   Investment Securities Sold                                              (3)        (4,278)
   Futures Contracts                                                        --          3,297
---------------------------------------------------------------------------------------------
REALIZED NET LOSS                                                          (3)          (981)
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                    --      (114,125)
   Futures Contracts                                                        --          1,568
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            --     (112 ,557)
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $19,236    $  (37,166)
=============================================================================================

                                       24

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------
                                                           NEW YORK TAX-EXEMPT       NEW YORK INSURED LONG-TERM
                                                             MONEY MARKET FUND                  TAX-EXEMPT FUND
                                                       -----------------------       --------------------------
                                                                        YEAR ENDED NOVEMBER 30,
---------------------------------------------------------------------------------------------------------------
                                                            1999          1998           1999              1998
                                                           (000)         (000)          (000)             (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                               $  19,239     $  10,509   $     76,372      $     63,995
   Realized Net Gain (Loss)                                  (3)           (2)          (981)            13,605
   Change in Unrealized Appreciation (Depreciation)           --            --      (112,557)            16,031
                                                       --------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                        19,236        10,507       (37,166)            93,631
                                                       --------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                (19,239)      (10,509)       (76,372)          (63,995)
   Realized Capital Gain                                      --            --       (11,381)           (1,756)
                                                       --------------------------------------------------------
      Total Distributions                               (19,239)      (10,509)       (87,753)          (65,751)
CAPITAL SHARE TRANSACTIONS1
   Issued                                                920,274       641,396        524,842           412,179
   Issued in Lieu of Cash Distributions                   18,542        10,102         65,691            48,283
   Redeemed                                            (624,003)     (315,991)      (341,929)         (215,824)
                                                       --------------------------------------------------------
      Net Increase from Capital Share Transactions       314,813       335,507        248,604           244,638
---------------------------------------------------------------------------------------------------------------
   Total Increase                                        314,810       335,505        123,685           272,518
---------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                     483,464       147,959      1,405,934         1,133,416
                                                       --------------------------------------------------------
   End of Year                                          $798,274      $483,464     $1,529,619        $1,405,934
===============================================================================================================
1Shares Issued (Redeemed)
   Issued                                                920,274       641,396         47,958            36,807
   Issued in Lieu of Cash Distributions                   18,542        10,102          6,029             4,309
   Redeemed                                            (624,003)     (315,991)       (31,589)          (19,284)
                                                       --------------------------------------------------------
      Net Increase in Shares Outstanding                 314,813       335,507         22,398            21,832
===============================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.
     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------------------
                                                                          NEW YORK TAX-EXEMPT MONEY MARKET FUND
                                                                             YEAR ENDED
                                                                             NOVEMBER 30,
                                                                    -------------------------        SEP. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                              1999         1998     NOV. 30, 1997
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $1.00        $1.00             $1.00
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                    .030         .032              .008
   Net Realized and Unrealized Gain (Loss) on Investments                     --           --                --
                                                                    ----------------------------------------------
      Total from Investment Operations                                      .030         .032              .008
DISTRIBUTIONS
   Dividends from Net Investment Income                                    (.030)       (.032)            (.008)
   Distributions from Realized Capital Gains                                  --           --                --
                                                                    ----------------------------------------------
      Total Distributions                                                  (.030)       (.032)            (.008)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $1.00        $1.00             $1.00
==================================================================================================================

TOTAL RETURN                                                                3.01%        3.27%             0.84%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                     $798         $483              $148
   Ratio of Total Expenses to Average Net Assets                            0.17%        0.19%             0.20%**
   Ratio of Net Investment Income to Average Net Assets                     2.99%        3.19%             3.52%**
==================================================================================================================
  *Inception.
**Annualized.

------------------------------------------------------------------------------------------------------------------
                                                                     NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND
                                                                               YEAR ENDED NOVEMBER 30,
                                                             -----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1999        1998        1997       1996       1995
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.30      $11.05      $10.99     $11.01    $  9.70
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                        .547        .564        .572       .569       .581
   Net Realized and Unrealized Gain (Loss) on Investments      (.789)       .267        .101       .045      1.310
                                                             -----------------------------------------------------
      Total from Investment Operations                         (.242)       .831        .673       .614      1.891
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                        (.547)      (.564)      (.572)     (.569)     (.581)
   Distributions from Realized Capital Gains                   (.091)      (.017)      (.041)     (.065)        --
                                                             -----------------------------------------------------
      Total Distributions                                      (.638)      (.581)      (.613)     (.634)     (.581)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $10.42      $11.30      $11.05     $10.99     $11.01
==================================================================================================================

TOTAL RETURN                                                   -2.25%       7.69%       6.36%      5.84%     19.90%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                         $1,530      $1,406      $1,133       $959       $859
   Ratio of Total Expenses to Average Net Assets                0.20%       0.21%       0.20%      0.20%      0.22%
   Ratio of Net Investment Income to Average Net Asset          5.02%       5.03%       5.26%      5.28%      5.51%
         Portfolio Turnover Rate                                   5%         17%          6%         5%        10%
==================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Exempt Funds comprise the New York Tax-Exempt Money Market and New York Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.
     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                               CAPITAL CONTRIBUTED  PERCENTAGE      PERCENTAGE
                                   TO VANGUARD        OF FUND      OF VANGUARD'S
NEW YORK TAX-EXEMPT FUND              (000)         NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                          $159             0.02%           0.16%
Insured Long-Term                      317             0.02            0.32
--------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 1999, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                         EXPENSE REDUCTION
                                                               (000)
--------------------------------------------------------------------------------
                                                   MANAGEMENT AND    CUSTODIAN
NEW YORK TAX-EXEMPT FUND                           ADMINISTRATIVE      FEES
--------------------------------------------------------------------------------
Money Market                                             --           $  7
Insured Long-Term                                        $21            14
--------------------------------------------------------------------------------

D. During the year ended November 30, 1999, the Insured Long-Term Tax-Exempt Fund purchased $297,658,000 of investment securities and sold $70,328,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $163,000 through November 30, 1999, which are deferred for tax purposes and increase the amount of unrealized depreciation on investment securities for tax purposes (see Note F). At November 30, 1999, the fund had available capital losses of $798,000 to offset future net capital gains through November 30, 2007.

F. At November 30, 1999, net unrealized depreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $25,909,000, consisting of unrealized gains of $30,900,000 on securities that had risen in value since their purchase and $56,809,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard New York Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Exempt Money Market Fund and New York Insured Long-Term Tax-Exempt Fund (constituting Vanguard New York Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 1999, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 2000

================================================================================
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR VANGUARD NEW YORK TAX-EXEMPT FUNDS This information for the fiscal year ended November 30, 1999, is included pursuant to provisions of the Internal Revenue Code.
     The Insured Long-Term Tax-Exempt Fund distributed $11,381,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.
     Each fund designates 100% of its income dividends as exempt-interest dividends.
================================================================================

THE VANGUARD FAMILY OF FUNDS
STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index Fund*
Morgan  Growth Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap  Value  Index  Fund*
Tax-Managed  Capital  Appreciation  Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed  International Fund*
Tax-Managed Small-Cap  Fund*
Total  International  Stock Index Fund
Total Stock Market Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor  Fund
Windsor II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral Intermediate-Term
Treasury Fund A
dmiral Long-Term Treasury Fund
Admiral Short-Term  Treasury  Fund
GNMA  Fund
High-Yield   Corporate  Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term  Bond Index Fund
Intermediate-Term   Corporate  Fund
Intermediate-Term   Tax-Exempt  Fund
Intermediate-Term  Treasury Fund
Limited-Term  Tax-Exempt  Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term  Corporate Fund*
Short-Term  Federal Fund
Short-Term  Tax-Exempt  Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts, New Jersey,
New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
(California, New Jersey,
New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity Index  Portfolio
Growth  Portfolio
High-Grade  Bond  Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT  Index  Portfolio
Short-Term  Corporate  Portfolio
Small  Company  Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND
The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.
     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES
JOHN C. BOGLE (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, Jr. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, Jr. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY  Secretary; Managing
Director and Secretary of The Vanguard Group,
Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The
Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Core Management Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[SHIP]
[THE VANGUARD GROUP LOG]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds'
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q760-01/24/2000
(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.